DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4289
(775) 684-5708 Website: secretaryofstate.biz

-------------------------------------------------

               Articles of Merger
           (PURSUANT TO NRS 92A.200)
                     Page 1

-------------------------------------------------

                (Pursuant to Nevada Revised Statutes Chapter 92A)
                             (excluding 92A.200(4b))
                               SUBMIT IN DUPLICATE

1) Name and jurisdiction of organization of each constituent entity (NRS
92A.200).

OMNIMED INTERNATIONAL, INC.
--------------------------------------------------------------------------------
Name of merging entity

 Nevada                                               Corporation
------------------------------------                  --------------------------
Jurisdiction                                          Entity type

and,

BIO-SOLUTIONS INTERNATIONAL, INC.
--------------------------------------------------------------------------------
Name of surviving entity

Nevada                                               Corporation
------------------------------------                 ---------------------------
Jurisdiction                                         Entity type

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4289
(775) 684-5708 Website: secretaryofstate.biz

-------------------------------------------------

               Articles of Merger
           (PURSUANT TO NRS 92A.200)
                     Page 2

-------------------------------------------------

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

         Attn:  OMNIMED INTERNATIONAL, INC.
               --------------------------------------------
         c/o:   CSC SERVICES OF NEVADA, INC.
               --------------------------------------------
                502 EAST JOHN STREET
               --------------------------------------------
                CARSON CITY, NV. 89706    1
               --------------------------------------------

3) (Choose one)

     [_] The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200)

     [X] The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200) (options a, b, or c must be used, as applicable, for each entity)

          (a) Owner's approval was not required from:

              OMNIMED INTERNATIONAL, INC.
              ---------------------------------------------------------
              Name of merging entity, if applicable

              and, or;

              BIO-SOLUTIONS INTERNATIONAL, INC.
              ---------------------------------------------------------
              Name of surviving entity, if applicable

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4289
(775) 684-5708 Website: secretaryofstate.biz

-------------------------------------------------

               Articles of Merger
           (PURSUANT TO NRS 92A.200)
                     Page 3

-------------------------------------------------

          (b) The plan was approved by the required consent of the owners of:

              ------------------------------------------------------------
              Name of merging entity, if applicable

              and, or;

              ------------------------------------------------------------
              Name of surviving entity, if applicable

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4289
(775) 684-5708 Website: secretaryofstate.biz

-------------------------------------------------

               Articles of Merger
           (PURSUANT TO NRS 92A.200)
                     Page 4

-------------------------------------------------

          (c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160)

              The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

              ------------------------------------------------------
              Name of merging entity, if applicable

              and, or;

              -------------------------------------------------------
              Name of surviving entity, if applicable

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4289
(775) 684-5708 Website: secretaryofstate.biz

-------------------------------------------------

               Articles of Merger
           (PURSUANT TO NRS 92A.200)
                     Page 5

-------------------------------------------------

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)

         ARTICLE FIRST is amended to change the name of the corporation to OmniMed International, Inc.

6) Location of Plan of Merger (check a or b):

          ______________(a) The entire plan of merger is attached;

          or,

          __X___________(b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional): November 21, 2005

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4289
(775) 684-5708 Website: secretaryofstate.biz

-------------------------------------------------

               Articles of Merger
           (PURSUANT TO NRS 92A.200)
                     Page 6

-------------------------------------------------

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)

OMNIMED INTERNATIONAL, INC.
--------------------------------------------------------------------------------
Name of merging entity

 /s/ Milton Hauser                          President                   11/11/05
--------------------------------------------------------------------------------
Signature                                   Title                         Date

BIO-SOLUTIONS INTERNATIONAL, INC.
--------------------------------------------------------------------------------
Name of surviving entity

 /s/ Milton Hauser                          President                   11/11/05
--------------------------------------------------------------------------------
Signature                                   Title                         Date